================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------



                                   FORM 8-K/A


                                -----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT of 1934


                                January 31, 2003

                                 Date of Report

                        (Date of earliest event reported)


                                  G REIT, INC.
             (Exact name of registrant as specified in its charter)

             Virginia                         333-76498                   52-2362509
      --------------------------           ---------------            -------------------
     (State or other jurisdiction       (Commission File No.)          (I.R.S. Employer
           of incorporation)                                          Identification No.)


                              1551 N. Tustin Avenue
                                    Suite 650
                           Santa Ana, California 92705
                    (Address of principal executive offices)
                                 (877) 888-7348
              (Registrant's telephone number, including area code)
                                       N/A
          (former name or former address, if changed since last report)

================================================================================

      We filed a Form 8-K dated January 31, 2003 with regard to the acquisition of the Atrium Building, Lincoln, Nebraska without the required Item 7 financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                          Index to Financial Statements

Atrium Building, Lincoln, Nebraska:

Report of Independent Certified Public Accountants ........................    2

Historical Statement of Revenues and Certain Expenses
  for the Year Ended December 31, 2002 ....................................    3

Notes to Historical Statement of Revenues and Certain Expenses ............    4



G REIT, Inc.:

Unaudited Pro Forma Consolidated Balance Sheet
  as of December 31, 2002 .................................................    8

Unaudited Pro Forma Consolidated Statement of
  Operations for the Year Ended December 31, 2002 .........................    9

Notes to Unaudited Pro Forma Consolidated
  Financial Statements ....................................................   10

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of G REIT, Inc.

We have audited the accompanying historical statement of revenues and certain expenses (the "historical statement") of the Atrium Building, Lincoln, Nebraska ("Atrium Building")for the year ended December 31, 2002. This historical statement is the responsibility of the property's management. Our responsibility is to express an opinion on this historical statement based on our audit.


We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.


The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K) as described in Note 2, and is not intended to be a complete presentation of the Atrium Building's revenues and expenses.


In our opinion, the historical statement presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Atrium Building for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.


/s/ GRANT THORNTON LLP
March 6, 2003
Irvine, California

                                 ATRIUM BUILDING
                        HISTORICAL STATEMENT OF REVENUES
                              AND CERTAIN EXPENSES

                                              Year Ended
                                             December 31,
                                                2002
                                           --------------
REVENUES
   Rental income                           $    1,507,501
                                           --------------
DIRECT OPERATING EXPENSES
   Rental property expenses                       826,302
   Property taxes and assessments                  68,727
   Insurance                                       27,710
   Ground lease expense                            34,435
   Management fees                                 48,675
                                           --------------
                                                1,005,849
                                           --------------
EXCESS OF REVENUES OVER CERTAIN
  EXPENSES                                 $      501,652
                                           ==============

The accompanying notes are an integral part of this historical statement of revenues and certain expenses.

                                 ATRIUM BUILDING
                    NOTES TO HISTORICAL STATEMENT OF REVENUES
                              AND CERTAIN EXPENSES
                      For the Year Ended December 31, 2002

NOTE 1 - Description of the Transaction

On January 31, 2003, G REIT, Inc. (the "Company") through its wholly owned subsidiary, GREIT - Atrium Building, LLC, a Delaware limited liability company, purchased the Atrium Building in Lincoln, Nebraska (the "Property") from 1200 N Street, LTD, an unaffiliated third-party, for a purchase price of approximately $4,532,000. The property is encumbered by two ground leases under parts of the office building which expire in 2054 and 2055, respectively, including renewal options. The Company funded the purchase price with $2,200,000 in borrowings under its credit facility arranged through LaSalle Bank National Association. The Company is required to make interest only payments until the due date of January 30, 2006, at which time the loan must be paid in full or refinanced. The purchase price included a sales commission payable to Triple Net Properties Realty, Inc., an affiliate of the Company and Triple Net Properties, LLC, the Company's advisor, of $132,000, approximately 2.9% of the purchase price.


NOTE 2 - Summary of Significant Accounting Policies


Basis of Presentation

The historical statement of revenues and certain expenses (the "historical statement") reflects the operations of the Property. The accompanying historical statement of the Property has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K).


Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statement. The excluded revenues consist primarily of non-operating revenue related to the Property. The excluded expenses consist primarily of interest, depreciation and amortization related to the Property. Consequently, the excess of revenues over expenses as presented is not intended to be either a complete presentation of the Property's historical revenues and expenses or comparable to its proposed future operations.


Revenue Recognition

The Property is leased to tenants under leases with terms exceeding one year. Revenues from these leases, which are accounted for as operating leases, are recognized on a straight-line basis over the related term. Cost recoveries from tenants are included in revenues in the period the related costs are accrued.


Use of Estimates

The preparation of the historical statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates in the near term.


Risks and Uncertainties

The real estate industry is cyclical, being dependent in part on the status of local, regional and national economies. As such, future revenues and expenses achieved by the property's management could materially differ from historical results.

                                 ATRIUM BUILDING
                    NOTES TO HISTORICAL STATEMENT OF REVENUES
                              AND CERTAIN EXPENSES
                      For the Year Ended December 31, 2002

For the year ended December 31, 2002, each of the following tenants generated rental income in excess of 10% of the Property's aggregate annual rental income:

          ----------------------------- ------------------------------ ------------------------------
                  Tenant Name              Aggregate Annual Rental     % of Aggregate Annual Rental
                                                   Income                         Income
          ----------------------------- ------------------------------ ------------------------------
             Nebraska Department of               $636,042                          42%
             Environmental Quality
          ----------------------------- ------------------------------ ------------------------------
             Nebraska Library Commission          $437,850                          29%
          ----------------------------- ------------------------------ ------------------------------

If any of these tenants were to default on its lease, future revenues of the Property would be severely impacted.

Capitalization Policy

Recurring repair and maintenance costs are expensed as incurred. Replacements and betterments are capitalized and depreciated over their useful lives.

NOTE 3 - Management Fees

The Property was managed by Grubb & Ellis/Pacific Realty, an unaffiliated third party. Management fees were approximately 3.25% of rental receipts, as defined. Grubb & Ellis/Pacific Realty's role as the property manager was terminated upon the acquisition of the Property by the Company.

NOTE 4 - Future Minimum Rental Income

The Property is leased to 11 tenants under operating leases with terms ranging from two to five years. Certain of these leases are subject to scheduled rent increases. Generally, the leases grant tenants renewal options. The following table represents approximate future minimum rents to be received under the non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31:

       2003                                  $ 1,421,943
       2004                                    1,129,213
       2005                                      792,644
       2006                                      738,436
       2007                                      415,294
                                             ------------
                                             $ 4,497,530
                                             ============

                                 ATRIUM BUILDING
                    NOTES TO HISTORICAL STATEMENT OF REVENUES
                              AND CERTAIN EXPENSES
                      For the Year Ended December 31, 2002

NOTE 5 - Ground Leases

The Property is encumbered by two ground leases under parts of the office building, which expire in 2054 and 2055, respectively, including renewal options. The leases are subject to scheduled rent increases. The following table represents approximate future minimum rents to be paid under these non-cancelable operating leases, for each of the next five years ending December 31 and thereafter:



       2003                                        $   41,000
       2004                                            41,000
       2005                                            41,000
       2006                                            41,000
       2007                                            41,000
       Thereafter                                   1,242,833
                                                   ----------
                                                   $1,447,833
                                                   ==========

                                  G REIT, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2002

The Company was incorporated on December 18, 2001 (inception) under the laws of the Commonwealth of Virginia to raise capital and acquire ownership interests in office, industrial and service real estate properties which will have a government-tenant orientation. The Company qualified and elected to be treated as a real estate investment trust ("REIT") for federal income tax purposes. Pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933, as amended, the Company is offering for sale to the public on a "best efforts" basis a maximum of 20,000,000 shares of its common stock at a price of $10 per share and up to 1,000,000 additional shares pursuant to a dividend reinvestment plan under which its shareholders may elect to have dividends reinvested in additional shares at the greater of $9.05 or 95% of the market price per share of common stock. The Company's Registration Statement was declared effective by the Securities and Exchange Commission on July 22, 2002.

From its inception through January 31, 2003, the Company sold 2,710,551 shares of its common stock pursuant to the offering resulting in gross proceeds of approximately $26,283,850. Net proceeds after selling commissions, marketing and due diligence costs and offering expenses totaled $22,595,109. Of the total shares sold, 552,134 shares were sold subsequent to December 31, 2002 through January 31, 2003, generating gross proceeds of approximately $5,516,708 and net proceeds of approximately $4,764,336. Through January 31, 2003, proceeds raised from the offering have been utilized to complete four real estate acquisitions:
5508 Highway 290 West Building, a real estate property located in Austin, Texas with 74,800 leasable square feet; Two Corporate Plaza, a real estate property located in Clear Lake, Texas with 161,331 leasable square feet; a 30% undivided tenant in common interest in Congress Center, a real estate property located in Chicago, Illinois with 524,730 leasable square feet; and the Property.

The following unaudited pro forma consolidated financial statements (hereinafter collectively referred to as "the pro forma financial statements") give effect to the transactions referred to above and are presented for illustrative purposes only. These pro forma financial statements are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the four acquisitions, including the purchase of the Property, been acquired by the Company as of the dates set forth below. The pro forma financial statements are qualified in their entirety by reference to and should be read in conjunction with the historical financial statements of the Company and the Property, including the notes thereto, incorporated herein by reference or included herein. The Company's historical consolidated financial statements filed with the SEC are the audited balance sheet and statement of operations as of December 31, 2002, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

The accompanying unaudited pro forma consolidated balance sheet as of December 31, 2002 is based on the audited balance sheet of the Company included in its December 31, 2002 Annual Report on Form 10-K and gives effect to the following transactions as if they had occurred on December 31, 2002: (i) the sale of 552,134 additional shares of the Company's common stock, subsequent to December 31, 2002 through January 31, 2003, pursuant to the offering together with the payment of related selling commissions and related costs and offering expenses;
(ii) the acquisition of the undivided tenant in common interest in Congress Center on January 9, 2003; and (iii) the acquisition of the Property on January 31, 2003.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2002 is based on the corresponding audited consolidated statement of operations of the Company and gives effect to the following transactions as if they had occurred as of the beginning of the period presented: (i) the sale of 2,710,551 shares of the Company's common stock through January 31, 2003, pursuant to the offering together with the payment of related selling commissions and related costs and offering expenses; (ii) the acquisition of 5508 Hwy 290 West Building on September 13, 2002; (iii) the acquisition of Two Corporate Plaza on November 27, 2002; (iv) the acquisition of an undivided tenant in common interest in Congress Center on January 9, 2003; and (v) the purchase of the Property on January 31, 2003.

The Company intends to operate the Property subject to tenant leases in place at the date of acquisition. The current estimated taxable operating results of the Property based on the rents to be paid during the first full year after acquisition are approximately $454,000. Approximately $547,000 is estimated to be cash available from operations. The principal assumptions made in estimating the Company's taxable operating results include: (i) the Company's depreciable basis of the Property of $3,640,000 and (ii) the building and improvements are depreciated over 39 year lives.

The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

                                  G REIT, INC.
                 Unaudited Pro Forma Consolidated Balance Sheet
                                December 31, 2002

                                                                                                 Atrium Building
                                                                                                 ---------------
                                                   Company                                         Pro Forma              Company
                                                 Historical      Adjustments       Subtotal       Adjustments            Pro Forma
                                             ----------------    -----------    -------------    -------------        -------------
Assets
Real estate operating properties                                     (A)
   Land                                      $      3,576,452   $         -     $   3,576,452    $     642,000  (C)   $   4,218,452
   Buildings                                       20,254,059             -        20,254,059        3,640,000  (C)      23,894,059
   Investment in unconsolidated real
    estate                                                  -    14,341,000        14,341,000                -           14,341,000
                                             ----------------   -----------     -------------    -------------        -------------
                                                   23,830,511    14,341,000        38,171,511        4,282,000           42,453,511
   Less accumulated depreciation
    and amortization                                 (102,149)            -          (102,149)               -             (102,149)
                                             ----------------   -----------     -------------    -------------        -------------
                                                   23,728,362    14,341,000        38,069,362        4,282,000           42,351,362

Cash and equivalents                                8,378,891    (7,280,379)        1,098,512        2,732,336  (B)(C)    3,830,848
Accounts receivable                                    98,149             -            98,149                -               98,149
Accounts receivable from related parties                4,063             -             4,063                -                4,063
Real estate deposits                                2,270,985    (2,000,000)          270,985          (50,000) (C)         220,985
Other assets, net                                   1,980,859             -         1,980,859                -            1,980,859
                                             ----------------   -----------     -------------    -------------        -------------
                                             $     36,461,309   $ 5,060,621     $  41,521,930    $   6,964,336        $  48,486,266
                                             ================   ===========     =============    =============        =============

Liabilities and Shareholders' Equity
Accounts payable and accrued liabilities     $        770,770   $ 4,341,000     $   5,111,770    $           -        $   5,111,770
Security deposits and prepaid rent                    370,539             -           370,539                -              370,539
Notes payable                                      16,860,000             -        16,860,000        2,200,000  (C)      19,060,000
Distributions payable to shareholders                 109,642             -           109,642                -              109,642
                                             ----------------   -----------     -------------    -------------        -------------
                                                   18,110,951     4,341,000        22,451,951        2,200,000           24,651,951

Shareholders' Equity
Common Stock, $0.01 par value; 50,000,000
 shares authorized; 2,158,487 shares
 issued and outstanding on a historical
 basis and 2,710,551 on a pro forma basis              21,584         8,178            29,762            5,521  (B)          35,283
Additional paid-in capital                         18,582,586       711,443        19,294,029        4,758,815  (B)      24,052,844
Distributions in excess of earnings                  (253,812)            -          (253,812)               -             (253,812)
                                             ----------------   -----------     -------------    -------------        -------------
                                                   18,350,358       719,621        19,069,979        4,764,336           23,834,315
                                             ----------------   -----------     -------------    -------------        -------------
                                             $     36,461,309   $ 5,060,621     $  41,521,930    $   6,964,336        $  48,486,266
                                             ================   ===========     =============    =============        =============



The accompanying notes are an integral part of this pro forma financial statement.

                                  G REIT, INC.
            Unaudited Pro Forma Consolidated Statement of Operations
                      For the Year Ended December 31, 2002

                                                                                          Atrium Building
                                                                                  -----------------------------
                                Company                                              Property        Pro Forma           Company
                               Historical     Adjustments           Subtotal        Historical      Adjustments         Pro Forma
                               ----------     -----------        -------------    --------------    -----------       -----------
                                                   (D)
Revenues
Rental Income                  $  595,922     $  3,433,782       $   4,029,704    $    1,507,501    $  87,693  (G)    $ 5,624,898
Interest Income                    17,816           44,000              61,816                 -      177,000  (F)        238,816
Expense Reimbursement             136,763                -             136,763                 -            -             136,763
                               ----------     ------------       -------------    --------------    ---------         -----------
                                  750,501        3,477,782           4,228,283         1,507,501      264,693           6,000,477

Expenses
Rental expenses                   204,561          847,178           1,051,739           826,302            -           1,878,041
Property taxes and assessments          -          530,270             530,270            68,727       87,693  (G)        686,690
General and administrative        169,532                -             169,532                 -            -             169,532
Insurance                               -           49,376              49,376            27,710            -              77,086
Interest                          248,609          296,083             544,692                 -       91,000  (H)        635,692
Ground lease expense                    -                -                   -            34,435            -              34,435
Management fees                         -          108,678             108,678            48,675       40,325  (I)        197,678
Depreciation                      102,149          154,417             256,566                 -       93,000  (J)        349,566
                               ----------     ------------       -------------    --------------    ---------         -----------
                                  724,851        1,986,002           2,710,853         1,005,849      312,018           4,028,720
                               ----------     ------------       -------------    --------------    ---------         -----------

Income (loss) before equity in
earnings of unconsolidated
real estate                        25,650        1,491,780           1,517,430           501,652      (47,325)          1,971,757

Equity in earnings of
unconsolidated real estate              -         (121,403) (E)       (121,403)                -            -            (121,403)
                               ----------     ------------       -------------    --------------    ---------         -----------
Net income (loss)              $   25,650     $  1,370,377       $   1,396,027    $      501,652    $ (47,325)        $ 1,850,354
                               ==========     ============       =============    ==============    =========         ===========


Weighted average shares
outstanding, basic and
diluted: (K)                      405,481        1,752,936                   -                 -      552,134           2,710,551


The accompanying notes are an integral part of this pro forma financial statement.

                                  G REIT, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2002

The accompanying unaudited pro forma consolidated balance sheet as of December 31, 2002 is based on the audited consolidated balance sheet of the Company included in its December 31, 2002 Annual Report on Form 10-K and gives effect to the following transactions as if they had occurred on December 31, 2002: (i) the sale of 552,134 additional shares of the Company's common stock, subsequent to December 31, 2002 through January 31, 2003, pursuant to the offering together with the payment of related selling commissions and related costs and offering expenses; (ii) the acquisition of an undivided tenant in common interest in Congress Center on January 9, 2003; and (iii) the acquisition of the Property on January 31, 2003.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2002 is based on the corresponding audited consolidated statement of operations of the Company and gives effect to the following transactions as if they had occurred as of the beginning of the period presented: (i) the sale of 552,134 shares of the Company's common stock through January 31, 2003, pursuant to the offering together with the payment of related selling commissions and related costs and offering expenses; (ii) the acquisition of 5508 Hwy 290 West Office Complex completed on September 13, 2002;
(iii) the acquisition of Two Corporate Plaza on November 27, 2002; (iv) the acquisition of an undivided tenant in common interest in Congress Center on January 9, 2003; and (v) the acquisition of the Property on January 31, 2003.

The unaudited pro forma consolidated financial statements have been adjusted as discussed in the notes below:

Pro Forma Balance Sheet

     (A) Purchase of a 30% interest in Congress Center, for an initial cash investment of approximately $14,341,000, as reported in the Company's Form 8-K/A dated January 9, 2003. The Company funded approximately $10,000,000 of its investment at the closing date and the remaining $4,341,000 consisting primarily of property reserves, during the remainder of the first quarter of 2003. The Company's $2,000,000 portion of the total $8,000,000 real estate deposit on the property was applied to reduce the initial funding. In connection with the acquisition, the Company became jointly and severally liable on two loans for a total of $95,950,000.

     (B) Net proceeds from the sale of an additional 552,134 shares of the Company's common stock, par value $.01 per share, pursuant to the offering, subsequent to December 31, 2002 and through January 31, 2003, as follows:

                Gross Offering Proceeds                       $5,516,708

                Less: Selling Commissions                        416,640
                      Marketing and Due Diligence Costs          299,291
                      Offering Expenses                           36,441
                                                              ----------
                Net Proceeds                                   4,764,336
                Common Stock, par value $.01 per share             5,521
                                                              ----------
                Additional Paid-in-Capital                    $4,758,815
                                                              ==========

     (C) Purchase of the Property for $4,532,000, based on a purchase price per agreement, subject to borrowings under the Company's line of credit of $2,200,000. In connection with the purchase, the Company received a credit through escrow, per amendment of the purchase agreement, of $250,000 and applied a previously paid $50,000 real estate deposit.

                                  G REIT, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2002

Pro Forma Consolidated  Statement of Operations

    (D) Actual and pro forma revenues and expenses of 5508 Hwy 290 West Office Complex and Two Corporate Plaza for the period prior to their acquisition by the Company.

    (E) Equity in earnings of Congress Center for the year ended December 31, 2002 based on the Company's proportionate interest of 30% and the following assumptions as reported in the Company's Form 8-K/A dated January 9, 2003.

                                   Property     Pro Forma        Property
                                  Historical   Adjustments      Pro Forma
                                 -----------  ------------     ------------

        REVENUES
        Rental income            $ 8,121,156  $  2,163,311  a  $ 10,284,467
                                 -----------  ------------     ------------

        EXPENSES
        Rental property
         expenses                  2,175,806             -        2,175,806
        Property taxes and
         assessments               2,250,000             -        2,250,000
        Insurance                    127,452             -          127,452
        Management fees               99,182       144,453  b       243,635
        Interest                           -     2,999,956  c     2,999,956
        Depreciation                       -     2,892,295  d     2,892,295
                                 -----------  ------------     ------------
                                   4,652,440     6,036,704       10,689,144

        EXCESS OF REVENUES OVER
          CERTAIN EXPENSES       $ 3,468,716   ($3,091,792)       ($404,677)
        Company's Proportionate
         Share                                                           30%
        Equity in Earnings of
         Unconsolidated Real
         Estate                            -             -         (121,403)

    a. $2,163,311 adjustment for expected reimbursement related to property taxes and other common area expenses.
    b. Reflects the management fees to be paid by the Company to an affiliate of the Company at a rate of 3% of gross revenue.
    c. Includes interest expense associated with the loans obtained in connection with the purchase of Congress Center at a borrowing rate of approximately 3.09% for the bridge loan and approximately 3.39%% for the mezzanine loan, the actual borrowing rates at date of acquisition. A 0.125% change in the interest rates for the loans would cause interest expense to change by approximately $120,000 per annum.
    d. Depreciation of the building on a straight-line basis over the estimated useful life of 40 years based on preliminary purchase price allocation.

The pro forma results of the property are not necessarily indicative of future results as the initial post-construction lease-up of the building occurred during the year ended 2002 when the occupancy rate averaged approximately 60%.

     (F) Represents interest income earned on available cash funds, after the acquisition of the properties, at a 1.6% annual interest rate.

     (G) Incremental property tax expense assuming the Property's acquisition price and an annual property tax rate of 2.048%. It is assumed that the incremental property tax expense will be recovered in its entirety from tenants in place pursuant to their respective lease agreements.

     (H) Interest expense associated with the loan proceeds obtained in connection with the purchase of the Property at a borrowing rate of approximately LIBOR plus 2.25% (4.15% at date of acquisition). A 0.125% in LIBOR would change interest expense by approximately $2,750.

     (I) Reflects the adjustment to historical management fees to be paid by the Company to an affiliate of the Company at a rate of 5% of gross revenue of the Property.

     (J) Depreciation of the Property's depreciable cost basis (building and improvements of approximately $3,640,000) on a straight-line basis over the estimated useful life of 39 years based on preliminary purchase price allocation.

     (K) Issuance of 2,710,551 shares of the Company's common stock from inception. Of these shares, 2,158,417 were outstanding at December 31, 2002 and an additional 552,134 shares were sold subsequent to December 31, 2002 through January 31, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           G REIT, INC.

      Date:       April 16, 2003           By:     /s/ Anthony W. Thompson
                                                   -----------------------
                                                   Anthony W. Thompson
                                                   President and Chief Executive